Exhibit 10.1

March 2, 2012

Block Financial LLC

H&R Block, Inc.

One H&R Block Way

Kansas City, MO 64105

Re: First Amendment to Credit Agreement (“First Amendment”)

Ladies/Gentlemen:

Please refer to the Credit and Guarantee Agreement dated as of March 4, 2010 (the “Credit Agreement”) among Block Financial LLC (the “Borrower”), H&R Block, Inc. (the “Guarantor”), various financial institutions (the “Lenders”) and Bank of America, N.A., as Administrative Agent. Capitalized terms used but not otherwise defined herein have the respective meanings assigned to them in the Credit Agreement.

The parties hereto agree as follows:

1. At the request of the Borrower and the Guarantor, the parties hereto agree that Section 6.01 of the Credit Agreement is amended by deleting the amount “$650,000,000” therein and substituting “$500,000,000” therefor.

2. This First Amendment shall become effective upon receipt by the Administrative Agent of counterparts hereof executed by the Required Lenders, the Borrower and the Guarantor.

3. To induce the Lenders to enter into this First Amendment, the Borrower and the Guarantor represent and warrant that (a) the execution, delivery and performance of this First Amendment have been duly authorized by all necessary corporate action on the part of such Credit Party; (b) this First Amendment has been duly executed and delivered by such Credit Party and constitutes a legal, valid and binding obligation of such Credit Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and (c) as of the date of this First Amendment, (i) the representations and warranties of the Credit Parties set forth in Article III of the Credit Agreement are true and correct in all material respects (except to the extent related to a specific earlier date) and (ii) no Default has occurred and is continuing.

4. Except as specifically set forth herein, the Credit Agreement shall remain in full force and effect and is hereby ratified in all respects. This First Amendment may be executed in counterparts and by the parties hereto on separate counterparts. A signature page hereto delivered by facsimile or in a pdf file shall be effective as delivery of an original counterpart.

5. The provisions of Sections 10.04 (Expenses; Indemnity; Damage Waiver), 10.11 (Governing Law; Jurisdiction; Etc.) and 10.12 (Waiver of Jury Trial) of the Credit Agreement are incorporated by reference into this First Amendment as if fully set forth herein, mutatis mutandis.

[Signature Pages Follow]

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Aamir Saleem
Name: Aamir Saleem
Title: Vice President

S-1	Signature Page to First Amendment to H&R Block Credit Agreement

BANK OF AMERICA, N.A., as a Lender and Swingline Lender

By:	/s/ William Soo
Name: William Soo
Title: Vice President

S-2	Signature Page to First Amendment to Block Financial Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Reginald M. Goldsmith, III
Name: Reginald M. Goldsmith, III
Title: Managing Director

S-3	Signature Page to First Amendment to Block Financial Credit Agreement

COMPASS BANK, as a Lender

By:	/s/ Ramon Garcia
Name: Ramon Garcia
Title: Vice President

S-4	Signature Page to First Amendment to Block Financial Credit Agreement

CREDIT AGRICOLE CORPORATE & INVESTMENT BANK, as a Lender

By:	/s/ Matthias Guillet
Name: Matthias Guillet
Title: Director

By:	/s/ Mel Smith
Name: Mel Smith
Title: Vice President

S-5	Signature Page to First Amendment to Block Financial Credit Agreement

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Ming K. Chu
Name: Ming K. Chu
Title: Vice President

By:	/s/ Heidi Sandquist
Name: Heidi Sandquist
Title: Director

S-6	Signature Page to First Amendment to Block Financial Credit Agreement

SCOTIABANC INC., as a Lender

By:	/s/ H. Thind
Name: H. Thind
Title: Director

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ David Schwartzbard
Name: David Schwartzbard
Title: Director

S-7	Signature Page to First Amendment to Block Financial Credit Agreement

SUNTRUST BANK, as a Lender

By:	/s/ David Bennett
Name: David Bennett
Title: Vice President

S-8	Signature Page to First Amendment to Block Financial Credit Agreement

TORONTO DOMINION (NEW YORK) LLC, as a Lender

By:	/s/ Robyn Zeller
Name: Robyn Zeller
Title:

S-9	Signature Page to First Amendment to Block Financial Credit Agreement

THE BANK OF TOKYO MITSUBISHI UFJ, LTD., as a Lender

By:	/s/ Thomas Danielson
Name: Thomas Danielson
Title: Authorized Signatory

S-10	Signature Page to First Amendment to Block Financial Credit Agreement

CIBC INC., as a Lender

By:	/s/ Dominic J. Sorresso
Name: Dominic J. Sorresso
Title: Executive Director

By:	/s/ Eoin Roche
Name: Eoin Roche
Title: Executive Director

S-11	Signature Page to First Amendment to Block Financial Credit Agreement

COMERICA BANK, as a Lender

By:	/s/ Mark J. Leveille
Name: Mark J. Leveille
Title: Vice President

S-12	Signature Page to First Amendment to Block Financial Credit Agreement

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Magnus McDowell
Name: Magnus McDowell
Title: Vice President

S-13	Signature Page to First Amendment to Block Financial Credit Agreement

KEYBANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Suzannah Valdivia
Name: Suzannah Valdivia
Title: Vice President

S-14	Signature Page to First Amendment to Block Financial Credit Agreement

PNC BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jessica L. Fabrizi
Name: Jessica L. Fabrizi
Title: Vice President

S-15	Signature Page to First Amendment to Block Financial Credit Agreement

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Jennifer Lee-You
Name: Jennifer Lee-You
Title: Attorney In Fact

S-16	Signature Page to First Amendment to Block Financial Credit Agreement

UBS LOAN FINANCE LLC, as a Lender

By:	/s/ Mary E. Evans
Name: Mary E. Evans
Title: Associate Director

By:	/s/ Irja R. Otsa
Name: Irja R. Otsa
Title: Associate Director

S-17	Signature Page to First Amendment to Block Financial Credit Agreement

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Michelle Latzoni
Name: Michelle Latzoni
Title: Authorized Signatory

S-18	Signature Page to First Amendment to Block Financial Credit Agreement

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ Roberts A. Bass
Name: Roberts A. Bass
Title: Senior Vice President

S-19	Signature Page to First Amendment to Block Financial Credit Agreement

FIFTH THIRD BANK, as a Lender

By:	/s/ Garland F. Robeson IV
Name: Garland F. Robeson IV
Title: Vice President

S-20	Signature Page to First Amendment to Block Financial Credit Agreement

UMB BANK, N.A. as a Lender

By:	/s/ Martin Nay
Name: Martin Nay
Title: Senior Vice President

S-21	Signature Page to First Amendment to Block Financial Credit Agreement

THE BANK OF EAST ASIA, LIMITED, NEW YORK BRANCH, as a Lender

By:	/s/ James Hua
Name: James Hua
Title: Senior Vice President

By:	/s/ Kitty Sin
Name: Kitty Sin
Title: Senior Vice President

S-22	Signature Page to First Amendment to Block Financial Credit Agreement

COMMERCE BANK N.A., as a Lender

By:	/s/ Angie Currie
Name: Angie Currie
Title: Officer

S-23	Signature Page to First Amendment to Block Financial Credit Agreement

Agreed to and accepted as of the date first written above:

BLOCK FINANCIAL LLC

By:	/s/ Vincent C. Clark
Name:	Vincent C. Clark
Title:	Vice President and Treasurer

H&R BLOCK, INC.

By:	/s/ Vincent C. Clark
Name:	Vincent C. Clark
Title:	Vice President and Treasurer

S-24	Signature Page to First Amendment to Block Financial Credit Agreement